Exhibit 10.71

AMENDMENT TO GUARANTY

THIS AMENDMENT TO GUARANTY (the “Amendment”) is entered into as of October 15, 2015, by RISE CREDIT SERVICE OF OHIO, LLC (hereinafter referred to as “CSO”), to and for the benefit of NCP FINANCE OHIO, LLC (hereinafter referred to as “Lender”), under the following circumstances:

A. CSO and Lender are parties to a Guaranty dated as of July 15, 2015 (the “Original Guaranty”).

B. Lender and CSO have not yet commenced lending.

C. During the course of development of the products to be offered to Customers, the parties have determined the Customers will not be obligated to pay late fees or NSF fees.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. Section 1 of the Original Guaranty is hereby deleted and replaced with the following:

1. Guaranty. Pursuant to each credit services contract between CSO and each borrower with respect to loans offered by Lender under Lender’s Ohio lending program (each a “Loan”), and regardless of whether the credit services contract is cancelled, CSO agrees to, and hereby does, unconditionally guaranty, on behalf of the borrower, and for the benefit of Lender, the prompt payment of all amounts due under each Loan to Lender, including all principal and interest but excluding accrued fees (the “Loan Guaranty Amount”).

2. Except as modified by this Amendment, the Original Guaranty is hereby ratified and confirmed in all respects.

3. This Amendment shall be governed by the laws of the State of Ohio.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one in the same instrument.

[SIGNATURE PAGE TO FOLLOW.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

CSO: RISE CREDIT SERVICE OF OHIO, LLC

By:	/s/ Kenneth E. Rees
Printed Name: Kenneth E. Rees
Title: CEO

AGREED AND ACCEPTED:

NCP FINANCE OHIO, LLC

By:	/s/ Stephen McAllister
Printed Name: Stephen McAllister
Title: CEO